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                                                                   Exhibit 99.4
                          EQUITABLE PRODUCTION COMPANY
                        OPERATIONAL AND FINANCIAL REPORT
               ALL QUARTERS FOR THE YEAR ENDING DECEMBER 31, 1999
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                                                               MAR 31       JUN 30        SEPT 30        DEC 31         YTD
                                                               ------       ------        -------        ------         ---
    OPERATIONAL DATA (EXCLUDING GULF OPERATIONS)

PRODUCTION:
Net equity sales, natural gas and equivalents (mmcfe)           7,799         7,510         7,544         7,991         30,844
Average (well-head) sales price ($/mcfe)                      $  1.80       $  2.17       $  2.56       $  2.65       $   2.30

Monetized sales (mmcfe)                                         2,934         3,043         2,986         2,856         11,819
Average (well-head) sales price ($/mfce)                      $  1.58       $  1.78       $  1.84       $  2.22       $   1.85

Company usage, line loss (mmcfe)                                  636           854         1,028           714          3,232

LOE excluding severance tax ($/mcfe)                          $  0.30       $  0.35       $  0.32       $  0.33       $   0.33
Severance tax ($/mcfe)                                        $  0.07       $  0.08       $  0.10       $  0.09       $   0.09
Depletion ($/mcfe)                                            $  0.43       $  0.43       $  0.41       $  0.42       $   0.42

PRODUCTION SERVICES:
Gathered volumes (mmcfe)                                       12,703        12,559        12,387        11,747         49,396
Average gathering fee ($/mcfe)                                $  0.60       $  0.59       $  0.62       $  0.56       $   0.59
Gathering and compression expense ($/mcfe)                    $  0.32       $  0.33       $  0.33       $  0.36       $   0.33
Gathering and compression depreciation ($/mcfe)               $  0.15       $  0.15       $  0.15       $  0.15       $   0.15

Total operated volumes (mmcfe)                                 11,370        11,408        11,558        11,560         45,896
Volumes handled (mmcfe)                                        14,891        14,718        14,591        13,996         58,196
Selling, general and administrative ($/mcfe)                  $  0.25       $  0.33       $  0.52       $  0.21       $   0.33
Capital expenditures - excluding Gulf operations ($000)         4,041         7,733         7,225        10,156         29,155


    FINANCIAL DATA (THOUSANDS)
Revenue from Production                                       $18,721       $21,689       $24,799       $27,471       $ 92,680
Services:
    Revenue from Gathering Fees                                 7,612         7,355         7,680         6,531         29,178
    Other Revenues                                                613         1,981           701           857          4,152
                                                             ---------     ---------     ---------     ---------     ----------
    Total revenues                                             26,946        31,025        33,180        34,859        126,010

Gathering and compression expense                               4,002         4,120         4,104         4,198         16,424
Lease operating expense (LOE)                                   3,442         3,973         3,747         3,847         15,009
Severance tax                                                     763           919         1,212         1,083          3,977
Depreciation, depletion and amortization                        7,178         6,974         7,826         7,163         29,141
Selling, general and administrative expense                     3,762         4,809         7,559         2,904         19,034
Exploration and dry hole expense                                  316           620           426           529          1,891
                                                             ---------     ---------     ---------     ---------     ----------
    Total operating expenses                                   19,463        21,415        24,874        19,724         85,476

Earnings before interest and taxes (EBIT)
    from East operations                                        7,483         9,610         8,306        15,135         40,534

EBIT from Gulf operations                                         998         1,949         4,995         6,139         14,081
                                                             ---------     ---------     ---------     ---------     ----------

Total EBIT from continuing operations                         $ 8,481       $11,559       $13,301       $21,274       $ 54,615
                                                             =========     =========     =========     =========     ==========
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